American Century Investment Trust

PROSPECTUS SUPPLEMENT

PRIME MONEY MARKET FUND
(A CLASS/B CLASS/C CLASS/ADVISOR CLASS)

Supplement dated December 7, 2005 * Prospectus dated July 29, 2005

THE FOLLOWING REPLACES THE A CLASS AND REDUCTIONS AND WAIVERS OF SALES CHARGES
FOR A CLASS SECTIONS UNDER CALCULATION OF SALES CHARGES ON PAGES 13-14:

A Class

A Class shares are sold at net asset value. However, if you purchase A Class shares of the fund by exchange from A Class shares of an American Century
Advisor Fund where the original purchase was $1,000,000 or greater, you may pay a contingent deferred sales charge (CDSC) of 1.00%. This CDSC will apply if the shares are redeemed within one year of the purchase date of the original fund and if an up-front sales charge was paid on the original purchase. If you purchase A Class shares of the fund directly, a sales charge will apply when you exchange into the A Class shares of another American Century Advisor Fund.

American Century Investment Services, Inc., Distributor

©2005 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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